UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

CITIZENS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive offices)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On June 9, 2021 (the “Closing Date”), Citizens Holding Company (the “Company”) entered into a Secured Revolving Line of Credit Agreement (the “Agreement”) in the amount of TWENTY MILLION DOLLARS ($20,000,000.00), (“Loan” or “Committed Amount”) with First Horizon Bank (“Lender”).

The proceeds of the Agreement shall be used by the Company to provide capital injection into the subsidiary Bank and for general corporate purposes of the Company.

The Agreement bears interest at a floating interest rate linked to WSJ Prime Rate with an initial interest rate of 3.25%, which is payable quarterly on the first day of each calendar quarter hereafter, commencing on July 1, 2021, with the final installment of interest being due and payable concurrently on the same date that the principal balance is due hereunder.

The Agreement bears an unused line fee at a rate equal to 25/100 percent (0.25%) per annum (the “Unused Line Fee”), applied to the amount by which the Committed Amount exceeds the outstanding principal balance of the outstanding Loan, calculated on a daily basis, during the immediately preceding calendar quarter while this Agreement is in effect and for so long thereafter as any obligations are outstanding, which fee shall be payable on the first (1st) day of each calendar quarter in arrears.

The Agreement shall be secured by the common stock of The Citizens Bank (the “Bank”), a wholly-owned subsidiary of the Company.

The Agreement shall mature on June 9, 2023, in which all unpaid interest and principal shall be due.

The description above is qualified in its entirety by the Agreement, which is included as Exhibit 10(l).

Item 2.03.	Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10(l)	Citizens Holding Company Revolving Credit Loan Agreement

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

Date: June 14, 2021	By:	/s/ Phillip R. Branch

Phillip R. Branch
Treasurer and Chief Financial Officer,
(Principal Financial and Accounting Officer)